PDL™

H.C. Wainwright & Co. Global Life Sciences Conference

April 9-10, 2018

Forward Looking Statements

This presentation contains forward-looking statements, including PDL's expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
- Our ability to realize the benefits of our investment in Noden Pharma DAC and LENSAR, Inc.;
- The ability of PDL's licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
- Failure to acquire additional sources of revenues sufficient to continue operations;
- Competitive or market pressures on our licensees, borrowers and royalty counterparties;
- The productivity of acquired income generating assets may not fulfill our revenue forecasts and, if secured by collateral, we may be undersecured and unable to recuperate our capital expenditures in the transaction;
- Changes in any of the assumptions on which PDL's projected revenues are based;
- Changes in foreign currency rates;
- Positive or negative results in PDL's attempt to acquire income generating assets;
- Our ability to utilize our net operating loss carryforwards and certain other tax attributes;
- The outcome of litigation or disputes, including potential product liability; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investor Relations" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

PDL™

PDL at a Glance

PDL BioPharma seeks to provide a significant return for its shareholders by acquiring and managing a portfolio of companies, products, royalty agreements and debt facilities in the biotech, pharmaceutical and medical device industries.

CURRENT EQUITY INVESTMENTS:

- Noden Pharma DAC, an Irish domiciled specialty pharma company.
  - PDL currently has 100% ownership.
  - Tekturna® and Tekturna HCT® in US and Rasilez® and Rasilez HCT® in the rest of world.
- LENSAR, a U.S. based leader in next generation femtosecond cataract laser surgery
  - Wholly owned subsidiary of PDL as of May 11, 2017.

CURRENT HEALTHCARE ROYALTY & DEBT DEALS[1]:

- Completed deals with average annualized internal rate of return of 15.9% and total cash returned of $587 million.
- Current income generating debt deals representing deployed and committed capital of $20 million: CareView.
- Current royalty transactions representing deployed and committed capital of $396 million: Depomed, VB, University of Michigan, Kybella and AcelRx.

[1] Direct Flow Medical is not included because monetization is on-going.

PDL™

PDL Future: Focus on Growth Opportunities

Specialty Pharma	❑ Diversification via acquisition of additional pharma products and companies with a focus on under commercialized products. ❑ Noden expansion, commercializing products in U.S. and in key markets in the rest of world. ❑ Use proceeds from completed royalty and debt deals to fund acquisitions.
Royalty & Debt Deals	❑ Fewer investments in royalty transactions and still fewer debt transactions. ❑ Potential monetization of current portfolio to fund acquisitions. ▪ Completed sale of kaléo asset in 2017.

PDL™

Key Information and Facts

Ticker	PDLI (NASDAQ)
Location	Incline Village, Nevada
Share Price	$2.91 as of 04/02/2018
Book Value as of 12/31/2017	$5.54 per share
Current Deployed on Royalty Investments	$396 million
Current Deployed on Debt Investments	$20 million
Current Deployed on Equity Investments	$139 million
Cash Deployed on Concluded Transactions	$444 million
Return on Concluded Transactions[1]	15.9%
NOLs[2]	>$119 million
December 31, 2017 Cash Position	$532 million

$1 Billion Deployed

1. Does not include Direct Flow Medical because monetization is ongoing.
2. Estimated Net Operating losses from LENSAR.

PDL™

Building Value Through Investments

PDL's book value per share increased to $5.54 in the period ending December 31, 2017



PDL's Book Value Per Share
$6.00
$5.75
$5.50
$5.25
$5.00
$4.75
$4.50
$4.25
$4.00
$3.75
$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$-
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15
Jul-15
Sep-15
Nov-15
Jan-16
Mar-16
May-16
Jul-16
Sep-16
Nov-16
Jan-17
Mar-17
May-17
Jul-17
Sep-17
Nov-17

Does not include asset value of royalties from Queen et al patents.

PDL™

Experienced Leadership

Management

John McLaughlin
Chief Executive Officer

Dominique Monnet
President

Christopher Stone
VP, General Counsel & Secretary

Peter Garcia
VP & Chief Financial Officer

Steffen Pietzke
VP, Finance & Chief Accounting Officer

Nathan Kryszak
Deputy General Counsel & Assistant Secretary

Board of Directors

Paul Edick

David Gryska

Jody Lindell

John McLaughlin

Samuel Saks, M.D.

Paul Sandman

Harold E. Selick, Ph.D.
Lead Director

Leadership Team with a Track Record of Success

PDL™

Recent Developments

PDL Share Repurchase Programs

Previous Program

- In March 2017, PDL's board authorized the repurchase of PDL common stock having an aggregate value of up to $30 million through March 2018.
- Total repurchased under this program over 4 months was approximately 13.3 million shares at an average price of $2.25 per share. All shares repurchased were retired as of June 30, 2017.

Current Program

- In September 2017, PDL's board authorized the repurchase of PDL common stock having an aggregate value of up to $25 million through September 2018.
- We previously were not able to implement this program due to trading restrictions, but began to implement this program on March 21, 2018, shortly after the filing of our 2017 10-K.
- We have repurchased 1.4 million shares through March 31, 2018.

Termination of Proposal to Acquire Neos

- In late 2017, PDL made public its proposal to acquire all of Neos' shares for $10.25 per share.
- On February 20, 2018, PDL announced it was terminating its pursuit of acquiring Neos and does not plan to make any further proposals.
- PDL liquidated its stock position in Neos as of March 31, 2018, and recognized a cash gain of approximately $765,000.

PDL™

PDL™

NODEN PHARMA

Noden Current Product Portfolio

<table>
<tr><th>Product</th><th>Therapeutic & Geographic Area</th></tr>
<tr><td>Tekturna® (aliskiren) tablets 150 mg-300 mg
Tekturna HCT® (aliskiren and hydrochlorothiazide) tablets 150 mg/12.5 mg • 150 mg/25 mg • 300 mg/12.5 mg • 300 mg/25 mg</td><td>Hypertension - U.S.</td></tr>
<tr><td>
RASILEZ
300mg
od
RASILEZ
150mg
od

Rasilez HCT
300 mg/25 mg</td><td>Hypertension - Rest of World</td></tr>
</table>


30 tablets
Tekturna
(aliskiren)
Tablets
150 mg
Tekturna
(aliskiren)
Tablets
300 mg
Tekturna HCT
150 mg/12.5 mg
Tekturna HCT
150 mg/25 mg
Tekturna HCT
300 mg/12.5 mg
Tekturna HCT
300 mg/25 mg

PDL™

Current Noden Products

United States

- **Tekturna® - aliskiren is a direct renin inhibitor for the treatment of hypertension that reduces plasma renin by inhibiting the conversion of angiotensinogen to angiotensin I.**
  - Not for use with ACEIs or ARBs in patients with diabetes or renal impairment and pregnant women.
  - Approved in U.S. in 2007.
- **Tekturna HCT® - combination of aliskiren and hydrochlorothiazide, a thiazide diuretic, for the treatment of hypertension in patients not adequately controlled by monotherapy and as initial therapy in patients likely to need multiple drugs to achieve their blood pressure goals.**
  - Not for use: (1) with ACEIs and ARBs in patients with diabetes or renal impairment; (2) in patients with known anuria or hypersensitivity to sulfonamide derived drugs; and (3) in pregnant women.
  - Approved in U.S. in 2009.

Ex-U.S.

- **Rasilez® - trade name for Tekturna outside the U.S.**
  - Approved in EU in 2007.
- **Rasilez® HCT - trade name for Tekturna HCT outside the U.S.**
  - Approved in EU in 2009.

PDL™

Tekturna Market: Hypertension

- **Chronic condition with serious long-term cardiovascular implications which affects about 29% of the U.S. adult population.** (1)
  - *78 million in U.S. alone.*
- **Majority of hypertension diagnosis and management occurs in primary care setting (PCP) with rare referrals when there are severe co-morbidities or suspected secondary causes.**
- **ACEIs (angiotensin converting enzyme inhibitors) and ARBs (angiotensin receptor blockers) are typically first and second line therapies.**
- **Tekturna is deemed to be an alternative to ACEIs and ARBs, especially in ACEI/ARB intolerant patients.**
  - ~12% are intolerant of both ACEIs and ARBs (2) = *9.3 million in U.S. alone.*

(1) Source: https://www.cdc.gov/bloodpressure/facts.htm

(2) Source: Caldeira et al. Aug 2012, Vol. 12, Issue 4 *Am J Cardiovascular Drugs*

PDL™

Tekturna Products Labeling

For full prescribing information for Tekturna and Tekturna HCT, please visit: www.tekturna.com.

Tekturna®
(aliskiren) tablets 150 mg·300 mg

Tekturna HCT®
(aliskiren and hydrochlorothiazide) tablets
150 mg/12.5 mg • 150 mg/25 mg • 300 mg/12.5 mg • 300 mg/25 mg

Tekturna: Safety Profile

- Safety data in more than 6,460 patients, including 1,740 treated for longer than 6 months and more than 1,250 treated for longer than 1 year.
- Discontinuation of therapy due to clinical adverse event occurred in 2.2% of Tekturna treated patients compared to 3.5% of placebo treated patients.
- Cough: rates of cough in Tekturna treated patients were about one-third to one-half of the rates in ACEIs arms in active-controlled trials.
- Seizures: single episodes of tonic-clonic seizures with loss of consciousness reported in two Tekturna treated patients.

Data from Clinical Trials

Tekturna: Safety Profile

Placebo-Controlled Trials		
Adverse Event	Tekturna (%)	Placebo (%)
Edema	0.4	0.5
Diarrhea	2.3	1.2
Cough	1.1	0.6
Rash	1.0	0.3
Elevated Uric Acid	0.4	0.1
Gout	0.2	0.1
Renal Stones	0.2	0.0

Selected AE's in Patients with Type 2 Diabetes and Chronic Kidney Disease, CV Disease, or Both				
Adverse Event	Tekturna (n=4272)		Placebo (n=4285)	
	SAEs	AEs	SAEs	AEs
Renal Impairment	5.7	14.5	4.3	12.4
Hypotension	2.3	19.9	1.9	16.3
Hyperkalemia	1.0	38.9	0.5	28.2
Tekturna is contraindicated for use with ACEIs and ARBs in patients with diabetes or renal impairment				

PDL™

Noden Pharma Entities

- **Noden DAC**
  - Domiciled in Ireland.
  - Expected to be a tax efficient structure.
  - Responsible for development and commercialization activities worldwide.
  - Responsible for bulk tablet manufacture worldwide and fill-and-finish ex-US.
- **Noden USA**
  - Domiciled in Delaware.
  - Responsible for commercialization in US.
  - Responsible for fill-and-finish in US.
- **PDL**
  - As of December 31, 2017, 100% ownership of Noden.
  - Noden financials consolidated with PDL financials.

PDL™

Product Transition from Novartis

Commercialization

- **US**
  - Noden USA assumed commercialization responsibilities on October 5, 2016.
  - Noden USA fielded a dedicated contract sales force of ~40 reps and 4 district managers in late February 2017 – the first promotional effort in 4 years. Increased dedicated contract sales force to ~60 reps and 6 district managers in August 2017.
- **Ex-US**
  - Starting on November 1, 2017, Noden DAC assumed commercialization for Rasilez and Rasilez HCT in Switzerland and in the EU, focusing on countries where the products are profitable.
  - In December 2017, Noden entered into an agreement with Lee's Pharmaceutical Holdings Ltd. granting them exclusive sales rights to Rasilez in China, Hong Kong, Macau and Taiwan, with guaranteed payments due to Noden.
  - In December 2017, Noden entered into an agreement with Orphan Pacific for the distribution of Rasilez in Japan.

Manufacturing

- Novartis to supply API while Noden DAC seeks third party manufacturer but no later than November 2020.
- In the EU, Novartis continues to supply tableted and finished product until technical transfer to Noden DAC's newly appointed third party manufacturer is completed.
- Noden USA has already assumed packaging and labeling responsibilities.

Tekturna & Tekturna HCT

Jan. 2017 to Feb. 2018 U.S. Gross Monthly Revenue


$ in millions
$9.000
$8.000
$7.000
$6.000
$5.000
$4.000
$3.000
$2.000
$1.000
$-
$6.442
$7.193
$6.943
$6.565
$7.445
$6.491
$5.773
$7.464
$5.910
$7.633
$7.344
$5.847
$6.474
$5.444
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18

Source: RX Crossroads

PDL™

Tekturna & Tekturna HCT Prescriptions



Tekturna Prescription Data - All Strengths
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
2/17/2017
3/17/2017
4/17/2017
5/17/2017
6/17/2017
7/17/2017
8/17/2017
9/17/2017
10/17/2017
11/17/2017
12/17/2017
1/17/2018
2/17/2018
TRxs
NRxs

Source: IMS Xponent weekly data

PDL™

Executing Targeted Patient-Type Strategy

ACE / ARB Intolerant:

SWITCH


In treating hypertension
Adherence and goal attainment can be impacted by adverse events
Drug-related AE discontinuations
ACE Inhibitor
17%
Patient Profile*
• Patient prescribed an ACE inhibitor but still has uncontrolled BP
• Complains of cough
• May not be taking medication as directed
• May require an alternative therapy


In treating hypertension
Adherence and goal attainment can be impacted by adverse events
Drug-related AE discontinuations
Angiotensin Receptor Blocker
11%
Patient Profile*
• Patient prescribed an ARB but still has uncontrolled BP
• Complains of dizziness
• May not be taking medication as directed
• May require an alternative therapy

CCB Not at Goal:

ADD


Your Patients on Hypertension Monotherapy May Have Uncontrolled BP
And as many as 50%
will require a change in medication or an additional therapy
Patient Profile*
For patients with uncontrolled BP, evidence-based guidelines recommend dose titration or adding an agent from a different class

PDL™

Noden Team

- **Chief Executive Officer**
  - Alan Markey
    - Previously Managing Director of Baxter Healthcare Limited (Ireland), Assistant VP for Enbrel - EU.
- **Head of Sales and Marketing US**
  - Michael McCann
    - Previously head of US Cardiovascular at Sanofi Genzyme, VP of Global Strategic Marketing for Cardiovascular.
- **Head of Manufacturing and Supply**
  - Liam O'Brien
    - Previously Director, Global Technical Operations, Oncology at Novartis.
- **Head of Quality**
  - Loretta Cunningham
    - Previously Quality Manager at Alexion.
- **Head of Regulatory Affairs and Pharmacovigilance**
  - Ronan Donelan
    - Previously Global Head of Regulatory Science at Quintiles with over 30 years of experience.

PDL™

Novartis/Tekturna Deal

- **Total Tekturna Potential Purchase Price**
  - Up to $334 million.
- **Closing Payments**
  - $110 million paid to Novartis in July 2016.
- **First Anniversary**
  - $89 million paid to Novartis in July 2017.
- **Milestones**
  - Up to $95 million based on sales levels and generic competition.
- **Financing**
  - Combination of equity and debt financing.
    - In connection with first anniversary payment, PDL made an additional equity investment of $32 million in June 2017.
    - Also provided an intercompany loan to Noden.

PDL™

Tekturna Intellectual Property

Tekturna is protected by multiple patents covering composition of matter, pharmaceutical formulation and methods of manufacture.

- **United States**
  - Composition of matter protection to 2018 for Tekturna; listed in the Orange Book; possible extension for 6 months with successful completion of pediatric testing requirements.
  - Composition of matter protection until 2022 for Tekturna HCT.
  - Formulation protection until 2026 for Tekturna; listed in the Orange Book.
  - Formulation protection until 2028 for Tekturna HCT; listed in the Orange Book.
  - Methods of manufacture protection until at least 2021.
  - Paragraph IV filing in April 2017 by Anchen regarding Tekturna directed to the formulation patent expiring in 2026, but not to the API based patents which expire in January 2019 (Tekturna, with pediatric extension) and March 2022 (Tekturna HCT).
  - Noden has filed its responsive suit against Anchen and Par within the statutory deadline of 45 days and may obtain a stay of approval for up to 30 months.
- **Europe and ROW**
  - Composition of matter protection until 2020 in Europe.
  - Formulation protection until 2025 for Tekturna and 2027 for Tekturna HCT, where granted.
  - Method of manufacture protection at least until 2021 where granted.
- **Know-How**
  - Noden also acquired Novartis' know-how related to Tekturna, including that which is necessary for the manufacture of the products.

PDL™

PDL™

LENSAR®

CATARACT LASER WITH AUGMENTED REALITY

LENSAR

CATARACT LASER WITH AUGMENTED REALITY

- **LENSAR, Inc. is a leading global developer and manufacturer of Femtosecond Cataract Lasers (FLS) in the growing cataract surgery market.**
- **Cataract surgery is the highest volume surgical procedure globally.**
  - *Market penetration of FLS approx. 7% of total procedures in U.S. while < 2% OUS.*
  - *FLS expected to grow approximately 15% in procedures annually through 2021.*
- **LENSAR's proprietary Laser System leads the market in innovation with Streamline III.**
- **LENSAR has captured approximately 10% of the global procedures.**
- **Over $170 million invested in development and commercial launch.**
- **58 employees primarily in LENSAR's Orlando, FL headquarters.**
- **Recently added well-known and respected ophthalmic industry leaders, William Link, Ph.D., and Richard Lindstrom, M.D. to the board of directors.**


LENSAR

LENSAR Highlights

Large and Growing Market

- Cataract surgery is the highest volume surgical procedure performed worldwide with over 24.9 million surgeries estimated to be performed in 2016.
- Integration of preoperative diagnostics into the cataract refractive suite driving the potential growth of procedures by delivering better patient outcomes.
- Existing treatments provide sub-optimal solution for astigmatism which affect 60-70% of patients with preexisting conditions and 100% of cataract surgery patients.

Leading Technology Platform

- Widely recognized as the technology innovator with > $170MM invested.
- Broad and deep intellectual property portfolio with over 35 U.S. patents and over 60 pending.
- Augmented reality system provides unique 3D image guided custom treatments.

Compelling Business Model

- Recurring revenue business model with global KOL support.
- Provides strong value proposition for customers as only true independent platform compatible with all ultrasound/IOL manufacturers.
- Approximately 170 systems in place with approximately 90,000 cataract procedures performed to date.

Positioned For Growth

- LENSAR has approximately 10% of the global market of procedures performed with limited financial sales and marketing resources.
- Positioned for large international markets: India launched Q115; China launched Q116; Growth opportunity in Europe by replacing early distribution partner.
- Recently announced acquisition of Precision Eye Services for mobile services.

PDL™

PDL™

Investments Overview

16 Royalty & Debt Investments

9 Current Deals

Deal type	Company	Amount	Date	Note
Royalty Transaction/ Senior Secured Financing	Wellstat Diagnostics, LLC	$44,000,000	November 2012	
Royalty Acquisition	Depomed	$240,500,000	October 2013	
Senior Secured Financing	LENSAR	$60,000,000	October 2013	Converted to equity in Q2 2017
Senior Secured Financing	Direct Flow Medical, Inc.	$60,000,000	November 2013	Written down to ~$10 MM in 4Q16
Royalty Acquisition	VB Viscogliosi Bros., LLC	$15,500,000	June 2014	
Royalty Acquisition	University of Michigan	$65,600,000	November 2014	
Senior Secured Financing	CareView Communications	$40,000,000	June 2015	
Royalty Acquisition	AcelRx Pharmaceuticals, Inc.	$65,000,000	September 2015	
Royalty Acquisition	kybella	$9,500,000	July 2016	

7 Concluded Deals

Deal type	Company	Amount	Date
Senior Secured Financing	Durata Therapeutics	$70,000,000	October 2013
Royalty Transaction/ Senior Secured Financing	AxoGen	$20,800,000	October 2012
Senior Secured Financing	Merus Labs	$55,000,000	July 2012
Royalty Transaction/ Senior Secured Financing	Avinger	$40,000,000	April 2013
Senior Secured Financing	Paradigm Spine	$75,000,000	February 2014
Royalty Acquisition	ARIAD	Up to $140,000,000	July 2015
Senior Secured Note Purchase	kaléo	$150,000,000	April 2014

Concluded deals have yielded an average IRR of 15.9%

Direct Flow Medical not considered concluded as we are still in process of monetizing assets

PDL™

Royalty Acquisitions – $496MM Invested

Product	Licensee	Counterparty	Royalties Until (1)	Investment	Cash Received to date (2)
Glumetza metformin HCl	Depomed	Valeant Pharmaceuticals International, Inc.	indefinite		
Janumet XR (sitagliptin and metformin HCl extended-release)	Depomed	Merck Be well	6/2018		
Jentadueto XR	Depomed	Boehringer Ingelheim / Lilly	5/2026	$240.5M	$308.5M
Invokamet XR canagliflozin/metformin HCl extended-release tablets	Depomed	Janssen	9/2023		
Synjardy XR (empagliflozin/metformin HCl) tablets	Depomed	Boehringer Ingelheim / Lilly	12/2026		
Iclusig (ponatinib) tablets 45 mg, 15 mg	Ariad	Ariad	Payoff	$100.0M	$120.0M (3)
Cerdelga (eliglustat) capsules	University of Michigan	Sanofi Genzyme	4/2022	$65.6M	$8.2M
Zalviso Sufentanil self-managed delivery system	AcelRx Pharmaceuticals, Inc.	Grünenthal	1/2032 or 3X investment	$65.0M	$0.1M
coflex	VB Viscogliosi Bros., LLC	Paradigm Spine	Until $36.7MM	$15.5M	$4.7M
kybella	Inventor	Allergan	2/2025	$9.5M	$0.3M

(1) Expected dates based upon current agreements and patent expiry estimates.
(2) As of 12/31/17.
(3) Paid off on 03/30/17.

Concluded Investment Track Record

Investments of $444 million on concluded transactions have yielded cash returns of $587 million or 15.9% in annualized returns.

($ in Millions)

Deal	Transaction Date	Transaction Maturity Date	Total Committed	Amount Invested	Cash Received by PDL	1x Cash Return (Years)	Cash Return (Money Multiple)	Pre-Taxed IRR %
Merus Labs	Jul-2012	Sep-2013	$ 55.0	$ 54.6	$ 60.2	1.2	1.1	15.1%
AxoGen[1]	Oct-2012	Nov-2014	20.8	26.4	40.0	2.2	1.5	24.0%
Durata	Oct-2013	Nov-2014	70.0	40.0	46.4	1.0	1.2	20.5%
Avinger[2]	Apr-2013	Sep-2015	20.0	19.9	29.8	2.4	1.5	19.3%
Paradigm Spine	Feb-2014	Aug-2016	75.0	53.4	72.6	2.5	1.4	15.5%
ARIAD	Jul-2015	Mar-2017	140.0	100.0	120.0	1.7	1.2	17.5%
kaléo	Apr-2014	Sep-2017	150.0	150.0	217.8	3.5	1.5	13.8%
Total[3]			**$ 530.8**	**$ 444.3**	**$ 586.8**	**2.2**	**1.3**	**15.9%**

1) Total includes equity transactions.
2) Total includes actual/forecasted cash flows from royalty portion of transaction.
3) Total excludes Direct Flow Medical which is being monetized.

PDL™

Financials

Fourth Quarter 2017 Financials

(In thousands, except per share amounts)	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016
Royalties from Queen et al. patents	$ 4,531	$ 15,513	$ 36,415	$ 166,158
Royalty rights - change in fair value	30,103	28,068	162,327	16,196
Interest revenue	776	5,503	17,744	30,404
Product revenue, net	32,646	17,541	84,123	31,669
License and other	(20)	(133)	19,451	(126)
Total revenues	68,036	66,492	320,060	244,301
Cost of product revenue	17,905	4,065	30,537	4,065
Amortization of intangible assets	6,251	6,014	24,689	12,028
General and administrative expenses	9,788	12,597	45,641	39,790
Sales and marketing	6,489	527	17,683	538
Research and development	729	1,887	7,381	3,820
Change in fair value of anniversary payment and contingent consideration	(3,000)	(5,799)	349	(3,716)
Asset impairment loss	-	3,735	-	3,735
Acquisition-related costs	-	59	-	3,564
Loss on extinguishment of notes receivable	-	51,075	-	51,075
Total operating expenses	38,162	74,160	126,280	114,899
Operating income	29,874	(7,668)	193,780	129,402
Interest and other income, net	933	184	1,659	588
Interest expense	(5,139)	(4,743)	(20,221)	(18,267)
Gain (loss) on bargain purchase	5,314	(2,353)	9,309	-
Gain (loss) on extinguishment of debt	-	-	-	(2,353)
Income before income taxes	30,982	(14,580)	184,527	109,370
Income tax expense	8,646	(4,300)	73,826	45,711
Net income	22,336	(10,280)	110,701	63,659
Less: Net income/(loss) attributable to noncontrolling interests	-	56	(47)	53
Net income attributable to PDL's shareholders	$ 22,336	$ (10,336)	$ 110,748	$ 63,606
Net income per share - Basic	$ 0.15	$ (0.06)	$ 0.71	$ 0.39
Net income per share - Diluted	$ 0.15	$ (0.06)	$ 0.71	$ 0.39

PDL™

Strong Balance Sheet

Our strong balance sheet give us flexibility to consider strategic opportunities that support our acquisition strategy and share repurchase program

($ in millions)	December 31, 2017
Cash, cash equivalents and short-term investments	**$532[1]**
Total Assets	**$1,243**
Debt:	
4.00% Convertible Debt- due 2/2018 ($9.17 conversion p/s)	126[1]
2.75% Convertible Debt - due 12/2021 ($3.81 conversion p/s)[2]	150
Total Debt (principal outstanding)	**$276**

The 4.00% Convertible Debt of $126MM was paid off on February 1, 2018

1) Does not reflect the $126MM cash payment made in February 2018 to pay off convertible debt.
2) PDL entered into a capped call transaction to offset potential dilution subject to a cap of $4.88.

PDL™

Valuing the Balance Sheet



Assets in millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Cash/Inv.
Depomed
Noden
AcelRx
Lensar
U-Michigan
Other
Wellstat
CareView

Selected Component	Balance @ 12/31/17 $ millions	Per Share
Cash	$ 532.1	$ 3.49
Debt	$ (276.4)	
Net Cash	$ 255.7	$ 1.68
Royalty Rights	$ 349.2	$ 2.29
Noden & Lensar Book Value	$ 215.8	$ 1.41
Notes Receivable	$ 70.7	$ 0.46
Total Investments	$ 635.8	$ 4.17
Total Balance Sheet Value	**$ 891.5**	**$ 5.84**
Shares O/S in millions	152.6	

PDL™

Conclusion

Investment Highlights and Priorities

HIGHLIGHTS

- Tekturna and Rasilez are important products for treatment of hypertension with a differentiated mechanism of action and potential upside in revenues if promoted appropriately.
- Noden investment was immediately cash flow accretive to PDL.
- We have a team with demonstrated ability to identify assets and conclude transactions and to commercialize products successfully.
- Nine active royalty and debt deals generating cash returns.
- Strong balance sheet with a net book value of $5.54 per share and with over $530 million cash on hand at year end 2017.

2018 PRIORITIES

- Execute on the commercialization of Noden products.
- Acquire additional pharmaceutical products and/or companies.
- Optimize LENSAR operations, develop plan to expand utilization and take advantage of tax efficiencies.
- Continue diverse capital allocation, which includes acquiring products, companies, royalties, share and convertible debt repurchases.
- Close the gap between share price and book value per share.